                                                                   Exhibit 10.21


                           STOCK PURCHASE AGREEMENT

                                by and between


                                 TELLIUM, INC.


                                      and


                                  AT&T CORP.

                           ------------------------

                                 COMMON STOCK

                           ------------------------



                         Dated as of September 1, 2000

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page

SECTION 1.         Definitions.............................................................................     -1-
                   -----------
      1.1.         Affiliate...............................................................................     -1-
                   ---------
      1.2.         Common Stock............................................................................     -1-
                   ------------
      1.3.         License Agreement.......................................................................     -1-
                   ------------------
      1.4.         Person..................................................................................     -1-
                   -------
      1.5.         Preferred Stock.........................................................................     -1-
                   ---------------

SECTION 2.         [INTENTIONALLY OMITTED].................................................................     -1-
----------         -----------------------

SECTION 3.         Issuance and Sale of Common Shares; Closing.............................................     -1-
                   -------------------------------------------
      3.1.         Issuance of Common Shares...............................................................     -1-
                   -------------------------
      3.2.         Agreement to Sell and Purchase Common Shares............................................     -2-
                   --------------------------------------------
      3.3.         The Closing.............................................................................     -2-
                   -----------
      3.4.         Conveyances at Closing..................................................................     -2-
                   ----------------------

SECTION 4.         Representations and Warranties of the Corporation.......................................     -2-
                   -------------------------------------------------
      4.1.         Corporate Organization..................................................................     -2-
                   ----------------------
      4.2.         Capitalization; Issuance of Common Shares...............................................     -3-
                   -----------------------------------------
      4.3.         Subsidiaries............................................................................     -4-
                   ------------
      4.4.         Authority...............................................................................     -4-
                   ---------
      4.5.         No Violation; No Consent or Approval Required...........................................     -4-
                   ---------------------------------------------
      4.6.         Common Stock Issuance...................................................................     -5-
                   ---------------------
      4.7.         Financial Statements....................................................................     -5-
                   --------------------
      4.8.         Change..................................................................................     -5-
                   ------
      4.9.         Title to Property and Assets............................................................     -5-
                   ----------------------------
      4.10.        Litigation..............................................................................     -5-
                   ----------
      4.11.        Employees...............................................................................     -5-
                   ---------
      4.12.        Taxes...................................................................................     -6-
                   -----
      4.13.        Intellectual Property...................................................................     -6-
                   ---------------------
      4.14.        Disclosure..............................................................................     -6-
                   ----------

SECTION 5.         Representations and Warranties of AT&T..................................................     -6-
                   --------------------------------------
      5.1.         Power and Authority.....................................................................     -7-
                   -------------------
      5.2.         No Consent or Approval Required.........................................................     -7-
                   -------------------------------
      5.3.         Investment Representations..............................................................     -7-
                   --------------------------
      5.4.         Certain Representations of AT&T.........................................................     -8-
                   -------------------------------

SECTION 6.         Conditions to the Closing...............................................................     -8-
                   -------------------------
      6.1.         Representations and Warranties of the Corporation.......................................     -8-
                   -------------------------------------------------

      6.2.         Performance.............................................................................     -8-
                   -----------
      6.3.         Compliance Certificate..................................................................     -8-
                   ----------------------
      6.4.         Legal Opinion...........................................................................     -8-
                   -------------
      6.5.         Secretary's Certificate.................................................................     -8-
                   -----------------------
      6.6.         Corporate Proceedings...................................................................     -9-
                   ---------------------
      6.7.         No Action...............................................................................     -9-
                   ---------
      6.8.         License Agreement.......................................................................     -9-
                   -----------------

SECTION 7.         Registration Rights.....................................................................     -9-
                   -------------------

SECTION 8.         Restriction on Transfer.................................................................     -9-
                   -----------------------

SECTION 9.         Transfer Taxes..........................................................................    -11-
                   --------------

SECTION 10.        Exchanges; Lost, Stolen or Mutilated Certificates.......................................    -11-
                   -------------------------------------------------

SECTION 11.        Survival of Representations, Warranties and Agreements, Etc.............................    -11-
                   -----------------------------------------------------------

SECTION 12.        Entire Agreement........................................................................    -11-
                   ----------------

SECTION 13.        Notices.................................................................................    -12-
                   -------

SECTION 14.        Changes.................................................................................    -12-
                   -------

SECTION 15.        Counterparts............................................................................    -12-
                   ------------

SECTION 16.        Headings................................................................................    -13-
                   --------

SECTION 17.        Nouns and Pronouns......................................................................    -13-
                   ------------------

SECTION 18.        Governing Law...........................................................................    -13-
                   -------------
      ANNEX I
                   REGISTRATION RIGHTS.....................................................................     -1-
                   -------------------
      1.                   Piggyback Registration Rights...................................................     -1-
                           -----------------------------
      2.                   Restrictions on Public Sale.....................................................     -2-
                           ---------------------------
      3.                   Registration Expenses...........................................................     -2-
                           ---------------------
      4.                   Indemnification.................................................................     -3-
                           ---------------
      5.                   Participation in Underwritten Registrations.....................................     -4-
                           -------------------------------------------

                                   ATTACHMENTS
                                   -----------

EXHIBITS
--------

Exhibit A          -       License Agreement
Exhibit B          -       Form of Escrow Agreement
Exhibit C          -       Certificate of Incorporation
Exhibit D          -       Form of Legal Opinion of Finn Dixon & Herling LLP

ANNEX I            -       Registration Rights
-------

Schedule 4.2       -       Capitalization
------------

                           STOCK PURCHASE AGREEMENT


       This Stock Purchase Agreement (this "Agreement"), dated as of September 1, 2000, is entered into by and among Tellium, Inc., a Delaware corporation (the "Corporation"), and AT&T Corp., a New York corporation ("AT&T").

       SECTION 1.  Definitions.  As used herein, the terms below shall have the
       ----------  -----------
following meanings. Any of such terms, unless the context otherwise requires, may be used in the singular or the plural, depending upon the reference. Share amounts herein give effect to a three for one stock split effected as of August 11, 2000.

       1.1. Affiliate.  The term "Affiliate" shall mean with respect to any
            ---------
person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such first person or entity (for purposes of this definition, "control" as used with respect to a person or entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such person or entity, whether by ownership of voting securities, by contract or otherwise).

       1.2. Common Stock.  The term "Common Stock" shall mean the Common Stock
            ------------
of the Corporation, par value $0.001 per share.

       1.3. License Agreement.  The term "License Agreement" shall mean the
            -----------------
License Agreement between the Corporation and AT&T, dated as the date hereof, substantially in the form of Exhibit A hereto, pursuant to which AT&T has agreed
                             ---------
to license certain patents (the "AT&T Patents") to the Corporation.

       1.4. Person.     The term "Person" shall mean any individual, firm,
            ------
corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

       1.5. Preferred Stock.  The term "Preferred Stock" shall mean the
            ---------------
Preferred Stock of the Corporation, par value $0.001 per share, including the Series A Preferred Stock of the Corporation, the Series B Preferred Stock of the Corporation, the Series C Preferred Stock of the Corporation and the Series D Preferred Stock of the Corporation.

       SECTION 2.  [INTENTIONALLY OMITTED]
       ----------  -----------------------

       SECTION 3.  Issuance and Sale of Common Shares; Closing.
       ----------  -------------------------------------------

       3.1. Issuance of Common Shares.  Subject to the terms and conditions
            -------------------------
hereof, the Corporation has authorized the issuance on the Closing Date (as defined in Section 3.3 hereof) of an aggregate of One Million Five Hundred Thousand (1,500,000) shares of Common Stock, par value $0.001 per share (such shares of Common Stock being sometimes hereinafter referred to as the "Common Shares").

      3.2. Agreement to Sell and Purchase Common Shares.  Subject to the terms
           --------------------------------------------
and conditions hereof, the Corporation shall issue to AT&T and AT&T shall acquire from the Corporation at the Closing the Common Shares free and clear of all liens, encumbrances and restrictions of any kind (except for those imposed by the Certificate of Incorporation, this Agreement, the Escrow Agreement (as defined below) or applicable securities laws). The consideration for such Common Shares shall be the license by AT&T of the AT&T Patents pursuant to the License Agreement.

      3.3. The Closing.  The closing (the "Closing") hereunder with respect to
           -----------
the transactions contemplated hereby is taking place on the date hereof at the offices of Finn Dixon & Herling LLP, One Landmark Square, Stamford, Connecticut 06901 (the date hereof sometimes being referred to herein as the "Closing Date").

      3.4. Conveyances at Closing. At the Closing, the Corporation shall deliver
           ----------------------
(i) to AT&T a certificate or certificates, registered in the name of AT&T, representing One Million Fifty Thousand (1,050,000) Common Shares and (ii) to a mutually agreed upon escrow agent (the "Escrow Agent") a certificate or certificates, registered in the name of AT&T, representing Four Hundred Fifty Thousand (450,000) Common Shares (the "Escrow Shares") to be held in escrow pursuant to an escrow agreement substantially in the form of Exhibit B hereto
                                                             ---------
(the "Escrow Agreement"), against receipt by the Corporation of a fully executed License Agreement.

      3.5. Escrow Shares.  The Escrow Shares will be held for, and dividends
           -------------
distributed on such Escrow Shares will be paid to the Escrow Agent for, distribution as specified in the Escrow Agreement and subject to the terms of
Section 4.2 of the License Agreement.

      SECTION 4.  Representations and Warranties of the Corporation.  As of the
      ---------   -------------------------------------------------
date hereof, the Corporation hereby represents and warrants to AT&T as follows:

      4.1. Corporate Organization.  The Corporation is a corporation duly
           ----------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority and all necessary governmental franchises, licenses, permits, authorizations and approvals to own or lease and operate its properties and assets and to carry on its business as it is now being conducted, and is duly qualified or licensed as a foreign corporation to do business and in good standing in each jurisdiction in which the conduct or nature of the business conducted by it or the character or location of the properties owned or leased by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have a Material Adverse Effect. As used herein the term "Material Adverse Effect" means any change or effect that, individually or in the aggregate, is or is reasonably likely to be materially adverse to the business, assets, prospects, results of operations or condition (financial or otherwise) of the Corporation taken as a whole or on the ability of the Corporation to consummate the transactions contemplated hereby.

A true and complete copy of the Corporation's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") is attached hereto as Exhibit C.
---------

      4.2.  Capitalization; Issuance of Common Shares.
            -----------------------------------------

            (a) As of the date hereof, the authorized capital stock of the Corporation consists of the following:

                (i) 21,112,268 shares of Preferred Stock, of which (A) 10,433,334 shares are designated as Series A Preferred Stock, 10,089,584 of which are issued and outstanding, and 250,000 of which are reserved for issuance upon conversion of the Series B Preferred Stock, (B) 250,000 shares are designated Series B Preferred Stock, 233,333 of which are issued and outstanding, (C) 4,403,934 shares are designated Series C Preferred Stock, of which 2,593,974 are outstanding and 29,509 are reserved for issuance upon exercise of certain warrants to purchase Series C Preferred Stock, and (D) 6,025,000 shares are designated Series D Preferred Stock, of which 6,010,927 shares are issued and outstanding. Such shares of outstanding Preferred Stock have been duly authorized and validly issued, are nonassessable and fully paid and are convertible into an aggregate of 56,783,454 shares of Common Stock. The rights, privileges and preferences of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are as stated in the Certificate of Incorporation.

                (ii) 250,000,000 shares of Common Stock, 22,961,973 shares of which are outstanding and are duly authorized and validly issued, nonassessable and fully paid. The Common Shares that are being purchased by AT&T hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly authorized and validly issued, nonassessable and fully paid, and free and clear of all liens, encumbrances and restrictions of any kind (except for those imposed by the Certificate of Incorporation, this Agreement or applicable securities laws).

            (b) Schedule 4.2 hereto contains capitalization tables for the Corporation showing the current ownership of the Common Stock and Preferred Stock, without giving effect to the transactions contemplated by this Agreement. There are no treasury shares held by the Corporation. Except as set forth on
Schedule 4.2 or as provided in the Stockholders Agreement (as defined below), there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or other agreements, orally or in writing, for the purchase or acquisition from the Corporation of any shares of its capital stock, and no shares of capital stock are reserved for issuance, other than as provided in this Agreement. The issuance of the Common Shares to AT&T for the consideration set forth above will not result in or cause an adjustment to the current conversion or exercise price for any outstanding shares of capital stock or stock options or warrants of the Corporation.

           (c) Schedule 4.2 hereto sets forth a complete and accurate list of all outstanding stock options and warrants of the Corporation, indicating the number of shares and type of capital stock issuable upon exercise thereof.

           (d) Except for the Certificate of Incorporation and the Stockholders Agreement dated as of December 2, 1999 among the Corporation and the stockholders party thereto (the "Stockholders Agreement") and except for restricted stock and similar agreements, there are no voting trusts or other agreements or understandings to which the Corporation or, to the knowledge of the Corporation, any shareholder is a party with respect to the voting of the capital stock of the Corporation or relating to dividends or dispositions or providing for registration rights of any kind.

      4.3. Subsidiaries.  The Corporation does not own, directly or indirectly,
           ------------
any equity or similar interest in, or any interest convertible into or exchangeable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

      4.4. Authority.  The Corporation has the full power and authority to enter
           ---------
into this Agreement and the License Agreement, to issue and sell the Common Shares to be sold hereunder, to perform its obligations hereunder and to consummate the transactions contemplated hereby. All necessary action has been taken by the Corporation with respect to the execution and delivery of this Agreement and the License Agreement and the consummation of the transactions contemplated hereby and thereby. Each of this Agreement and the License Agreement has been duly executed and delivered by, and, assuming the due authorization, execution and delivery thereof by AT&T, constitutes a valid and binding obligation of, the Corporation, enforceable against the Corporation in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability affecting creditors' rights and to general equity principles.

      4.5. No Violation; No Consent or Approval Required.
           ---------------------------------------------

           (a) Neither the execution and delivery of this Agreement or the License Agreement by the Corporation nor the consummation by the Corporation of the transactions contemplated hereby or thereby will conflict with or result in any breach or violation of any provision of the Certificate of Incorporation or Bylaws of the Corporation or any term or provision of any material mortgage, indenture, contract, agreement, instrument, judgment or decree to which it is a party or by which it is bound, or any order, statute, rule or regulation applicable to the Corporation.

           (b) No consent, approval or authorization of, or declaration to or filing with, any court, administrative agency, commission or other governmental or regulatory authority or instrumentality, domestic or foreign (a "Governmental Entity"), or other third party is required to be made by or obtained for consummation of the transactions contemplated hereby, other than those consents, approvals, authorizations, declarations or filings which have been or will timely be obtained or made, as the case may be.

      4.6.  Common Stock Issuance.  Subject to the truth and accuracy of the
            ---------------------
representations and warranties of AT&T set forth in Section 5, the offer, sale and issuance of the Common Shares as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, subject to any post-Closing filings required by state "blue sky" laws.

      4.7.  Financial Statements.  The Corporation has delivered to AT&T its (a)
            --------------------
audited financial statements (including balance sheet, statement of shareholders' equity/income statement and statement of cash flows) as of and for the twelve-month period ended December 31, 1999 (the "Audited Balance Sheet Date"), together with a report thereon from the Corporation's independent auditors, and (b) unaudited financial statements (including balance sheet, statement of shareholders' equity/income statement and statement of cash flows) as of and for the six-month period ended June 30, 2000 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles and may be subject to year end audit adjustments. The Financial Statements fairly present the financial condition and operating results of the Corporation as of the dates, and for the periods, indicated therein.

      4.8.  Change. Since the Audited Balance Sheet Date, there has not been any
            ------
material change in the assets, liabilities, financial condition or operating results of the Corporation from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse.

      4.9.  Title to Property and Assets.  The Corporation owns its property and
            ----------------------------
assets that it purports to own free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Corporation's ownership or use of such property or assets. With respect to the property and assets it leases, the Corporation is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

      4.10. Litigation.  There is no action, suit, proceeding or investigation
            ----------
pending or, to the Corporation's knowledge, currently threatened against the Corporation that questions the validity of this Agreement or the License Agreement or the right of the Corporation to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, condition, prospects or affairs of the Corporation, financially or otherwise, or any change in the current equity ownership of the Corporation. The Corporation is not a party or subject to the provisions of any order, writ, injunction or decree of any court or government agency or instrumentality.

      4.11. Employees.  To the Corporation's knowledge, there is no strike,
            ---------
labor dispute or union organization activities pending or threatened between it and its employees and none of the Corporation's employees belongs to any union or collective bargaining unit. The Corporation has complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. To the Corporation's knowledge, no employee of the Corporation is or will be in violation of any judgment, decree or order, or any term or any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any employee with the Corporation, or any other party because of the nature of the business conducted or presently proposed to be conducted by the Corporation or to the use by the employee of his or her best efforts with respect to such business. The Corporation is presently not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Corporation, nor does the Corporation have a present intention to terminate the employment of any of the foregoing. Each key employee of the Corporation has entered into a non-disclosure and inventions assignment agreement in customary form.

      4.12  Taxes.  All federal tax returns and material, state, local and
            -----
foreign tax returns required to be filed by the Corporation have been filed, or if not yet filed have been granted extensions of the filing dates, which extensions have not expired, and all taxes, assessments, fees, and other governmental charges upon the Corporation, or upon any of its properties, income or franchises, shown in such returns and on assessments received by the Corporation to be due and payable have been paid, or adequate reserves therefor have been set up and have been disclosed in the Corporation's financial statements. No such taxes are being contested.

      4.13. Intellectual Property.    To the best of the Corporation's
            ---------------------
knowledge, the Corporation has good and marketable title to its material intellectual property rights, including, without limitation, all technology, patents, copyrights, trademarks, tradenames, service marks (and any applications for any of the foregoing) and trade secrets (the "Intellectual Property Rights"), free and clear of any and all material mortgages, pledges, security interests, liens, assignments, licenses, leases, charges or other encumbrances or material restrictions. To the best of the Corporation's knowledge, the Corporation owns or has valid rights to use all such material Intellectual Property Rights, and the Corporation's business as now conducted and as presently proposed to be conducted is not reasonably expected to infringe or conflict with the rights of others, except such infringements of conflicts which would not reasonably be expected to have a Material Adverse Effect. To the best of the Corporation's knowledge, no person or entity has made or threatened to make any claims that the operation of the business of the Corporation is in violation of or infringes any intellectual property rights or any other proprietary or trade rights of any third party except such claims which would not reasonably be expected to cause a Material Adverse Effect.

      4.14. Disclosure.  To the best of the Corporation's knowledge, neither
            ----------
this Agreement nor any certificate, instrument or written statement furnished or made to AT&T by or on behalf of the Corporation in connection with this Agreement contains any untrue statement of a material fact or, taken as a whole with all other statements, omits to state a material fact necessary in order to make the statements contained herein and therein not misleading, in light of the circumstances under which they were made.

      SECTION 5.  Representations and Warranties of AT&T.  AT&T hereby
      ---------   --------------------------------------
represents and warrants to the Corporation as follows:

      5.1. Power and Authority.  AT&T has full power and authority to enter into
           -------------------
this Agreement and the License Agreement, to purchase Common Shares to be sold by the Corporation hereunder, to perform its obligations hereunder and under the License Agreement and to consummate the transactions contemplated hereby and thereby. All necessary action has been taken by AT&T with respect to the execution and delivery of this Agreement and the License Agreement and the consummation of the transactions contemplated hereby and thereby. Each of this Agreement and the License Agreement has been duly executed and delivered by, and, assuming the due authorization, execution and delivery thereof by the Corporation, constitutes a valid and binding obligation of, AT&T, enforceable against AT&T in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability affecting creditors' rights and to general equity principles.

      5.2. No Consent or Approval Required.  No consent, approval or
           -------------------------------
authorization of, or declaration to or filing with, any Governmental Entity or other third party is required for consummation of the transactions contemplated hereby or by the License Agreement. AT&T is acquiring the Common Shares solely for the purpose of investment, as defined in the regulations promulgated under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      5.3. Investment Representations.
           --------------------------

          (a) AT&T is and will be acquiring the Common Shares to be purchased hereunder for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), except that AT&T may make certain transfers as provided herein.

          (b) AT&T understands that (i) the Common Shares have not been registered under the Securities Act, by reason of their issuance by the Corporation in transactions exempt from the registration requirements of the Securities Act and the Corporation's reliance on such exemption is predicated upon AT&T's representations set forth herein and (ii) the Common Shares must be held by AT&T indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

          (c) AT&T further understands that, with respect to the Common Shares, the exemption from registration afforded by Rule 144 (the provisions of which are known to AT&T) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford a basis for sales only in limited amounts.

          (d) AT&T is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act, with its principal executive office located at the address set forth under AT&T's name on its signature page hereto.

          (e) AT&T agrees that the Corporation may place a legend on the certificates delivered hereunder stating that the Common Shares have not been registered under the Securities

Act or state securities laws, and, therefore cannot be offered, sold or transferred unless they are registered under the Securities Act or state securities laws or an exemption from such registration is available, and that the Corporation may place stop transfer orders on the transfer books of the Corporation.

      5.4. Certain Representations of AT&T.   AT&T represents and warrants on
           -------------------------------
behalf of itself and its affiliates that the issuance of Common Shares to it at the Closing satisfies all payment obligations and all obligations of the Corporation to issue capital stock or other securities of the Corporation to AT&T or its affiliates under the License Agreement.

      SECTION 6.  Conditions to the Closing.  The obligations of AT&T to
      ---------   -------------------------
purchase the Common Shares at the Closing are subject to satisfaction of the following conditions, any of which may be waived by AT&T:

      6.1.   Representations and Warranties of the Corporation.  The
             -------------------------------------------------
representations and warranties of the Corporation contained in this Agreement and in the License Agreement shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      6.2. Performance.  The Corporation shall have performed and complied with
           -----------
all covenants, agreements, obligations and conditions contained in this Agreement and in the License Agreement that are required to be performed or complied with by it on or before the Closing.

      6.3. Compliance Certificate.  The President of the Corporation shall
           ----------------------
deliver to AT&T at the Closing a certificate certifying that the conditions specified in Sections 6.1 and 6.2 above have been fulfilled.

      6.4. Legal Opinion.  On the Closing Date, AT&T shall have received from
           -------------
Finn Dixon & Herling LLP, counsel to the Corporation, an opinion in substantially the form of Exhibit D.
                          ---------

      6.5. Secretary's Certificate.  AT&T shall have received copies of a
           -----------------------
certificate from the Secretary or an Assistant Secretary of the Corporation dated as of the date of the Closing certifying: (i) that attached thereto is a true and complete copy of the By-laws of the Corporation as in effect on the date of such certification; (ii) that attached thereto is a true and complete copy of all resolutions and votes adopted by the Board of Directors of the Corporation authorizing the execution, delivery and performance of this Agreement and the License Agreement and the transactions contemplated hereby and thereby and that all such votes are in full force and effect; (iii) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Corporation, certified as of a recent date by the Secretary of State of Delaware and as in effect on the date of such certification and that the Certificate of Incorporation has not been amended since the date of the certificate of the Secretary of State of Delaware; and (iv) to the incumbency and specimen signature of each officer of the Corporation executing on behalf of the Corporation this Agreement and the License Agreement, the stock certificates representing the Common Shares and any certificate or instrument furnished pursuant in connection herewith and therewith, and a certification by another officer of the Corporation as to the incumbency and signature of the officer signing the certificate referred to in this clause.

      6.6. Corporate Proceedings.  All corporate and other proceedings to be
           ---------------------
taken and all waivers and consents, approvals, qualifications and/or registrations required to be obtained or effected in connection with the execution, delivery and performance of the transactions contemplated thereby, including, but not limited to, the issuance, sale and delivery of the Common Shares, shall have been taken, obtained or effected (except for the filing of any notice subsequent to such Closing which may be required under applicable federal and state securities or "blue sky" laws which, if required, shall be filed on a timely basis as may be so required), and all documents incident thereto shall be satisfactory in form and substance to AT&T and to its counsel.

      6.7. No Action.  No action or proceeding shall have been instituted before
           ---------
a court or other governmental body or by any governmental agency or public authority to restrain or prohibit the transactions contemplated by this Agreement or the License Agreement or to obtain an amount of damages or other material relief in connection with the execution of this Agreement or the License Agreement or the consummation of the transactions contemplated hereby; and no governmental agency shall have given notice to any party hereto to the effect that consummation of the transactions contemplated by this Agreement would constitute a violation of any law or that it intends to commence proceedings to restrain consummation of such transactions.

      6.8. License Agreement.  The Corporation shall have executed and delivered
           -----------------
to AT&T the License Agreement.

      SECTION 7.  Registration Rights.  The Corporation hereby grants to AT&T
      ---------   -------------------
the registration rights described on Annex I hereto with respect to the Common Shares.

      SECTION 8.  Restriction on Transfer.
      ---------   -----------------------

          (a) Common Shares held by AT&T shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (each, a "Transfer") except upon the conditions specified in this Section 8, which conditions are intended to ensure compliance with the provisions of the Securities Act.

          (b) Each certificate for shares of the capital stock of the Corporation held by AT&T and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections 8(c) and 8(d)) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE

          SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 8 OF A STOCK PURCHASE AGREEMENT AMONG TELLIUM, INC. AND AT&T CORP., AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN SUCH CONDITIONS, THE SECRETARY OF TELLIUM, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF TELLIUM, INC."

          (c) AT&T agrees, prior to any Transfer of such shares, to give written notice to the Corporation of AT&T's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 8. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by the written opinion, addressed to the Corporation, of counsel for the holder of such shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Corporation) such proposed Transfer does not involve a transaction requiring registration or qualification of such shares under the Securities Act or the securities "blue sky" laws of any relevant state of the United States; provided,
                                                                       --------
however, that no such opinion of counsel shall be necessary for a Transfer by
-------
AT&T to a wholly-owned subsidiary if the transferee agrees in writing to be subject to the terms of this Section 8 to the same extent as if such transferee were originally a signatory to this Agreement. AT&T shall thereupon be entitled to Transfer such shares in accordance with the terms of the notice delivered by it to the Corporation. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such shares (and each certificate or other instrument evidencing any untransferred balance of such shares) shall bear the legend set forth in Section 8(b) unless (x) in such opinion of counsel registration of any future Transfer is not required by the applicable provisions of the Securities Act or (y) the Corporation shall have waived the requirement of such legends; provided, however, that such legend shall not be required on
                 --------  -------
any certificate or other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Rule 144 and the transferee is not an affiliate of the Corporation. AT&T shall not Transfer any shares until such opinion of counsel has been given (unless waived by the Corporation or unless such opinion is not required in accordance with the provisions of this Section 8(c)).

          (d) AT&T agrees that it shall not Transfer such shares to a transferee that is a competitor of the Corporation (as determinated in good faith by the Board of Directors of the Corporation). Each transferee of Common Shares from AT&T or a subsequent transferee shall take such Common Shares subject to the same restrictions as existed in the hands of the transferor, including, without limitation, the restrictions imposed by this
Section 8.

          (e) Notwithstanding the foregoing provisions of this Section 8, the restrictions imposed by this Section 8 upon the transferability of any shares of the capital stock of the Corporation held by AT&T shall cease and terminate and not apply (i) when any such shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by Section 8(c) and, pursuant to Section 8(c), the securities so transferred are not required to bear the legend set forth in
Section 8(b) or (ii) when the holder of such shares has met the requirements for Transfer of such shares pursuant to subparagraph (k) of Rule 144 or (iii) as part of a change in control of the Corporation (provided that this Section 8 shall continue to apply thereafter, except Section 8(d), which shall not apply in a sale of the Corporation to a public company). Whenever the restrictions imposed by this Section 8 shall terminate, as herein provided, the holder of such shares shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legend set forth in Section 8(b) and not containing any other reference to the restrictions imposed by this
Section 8.

       SECTION 9.   Transfer Taxes. The Corporation agrees that it will pay, and
       ---------    --------------
will hold AT&T harmless from, any and all liability with respect to any stamp, transfer or similar taxes which may be determined to be payable in connection with the execution, delivery and performance of this Agreement, or any modification, amendment or alteration of the terms or provisions of this Agreement; provided that this Section 9 shall not apply to Transfers of the
           --------
Common Shares.

       SECTION 10.  Exchanges; Lost, Stolen or Mutilated Certificates. Upon
       ----------   -------------------------------------------------
surrender by AT&T to the Corporation of any certificate representing Common Shares, the Corporation at its expense will issue in exchange therefor, and deliver to AT&T, a new certificate or certificates representing such shares, in such denominations as may be requested by AT&T. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate representing any Common Shares, and in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Corporation, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation at its expense will issue and deliver to AT&T a new certificate for such shares of like tenor, in lieu of such lost, stolen or mutilated certificate.

       SECTION 11.  Survival of Representations, Warranties and Agreements, Etc.
       ----------   ------------------------------------------------------------
All representations and warranties hereunder shall survive the Closing and expire on the date that is two years after the Closing Date, and all agreements contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

       SECTION 12.  Entire Agreement. This Agreement, the License Agreement and
       ----------   ----------------
the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

       SECTION 13.  Notices. All notices, requests, consents and other
       -----------  -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

          (a)   if to the Corporation, to:

                Tellium, Inc.
                2 Crescent Place
                Oceanport, NJ 07757
                Attention: Richard Barcus and Michael Losch
                Telecopy No. (732) 923-9805

          (b)   if to AT&T, to:

                AT&T Corp.
                180 Park Avenue
                Building 2, Room NJ0814
                Florham Park, NJ 07932
                Attention: Thomas Darcie and Michael C. Varley
                Telecopy: (908) 903-6193

                with a copy to:

                AT&T Corp.
                295 North Maple Avenue
                Basking Ridge, New Jersey 07920
                Attention: VP Law and Secretary
                Telecopy: (908) 221-6618

     All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

       SECTION 14.  Changes. The terms and provisions of this Agreement may not
       -----------  -------
be modified or amended, nor may any of the provisions hereof be waived, temporarily or permanently, except pursuant to a written instrument executed by the Corporation and AT&T.

       SECTION 15.  Counterparts. This Agreement may be executed in any number
       -----------  ------------
of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

       SECTION 16.  Headings. The headings of the sections of this Agreement
       -----------  --------
have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

       SECTION 17.  Nouns and Pronouns. Whenever the context may require, any
       -----------  ------------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

       SECTION 18.  Governing Law. This Agreement shall be governed by and
       -----------  -------------
construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly therein.

                (BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)

          IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the day and year first written above.

TELLIUM, INC., a Delaware corporation


By:   /s/
   ------------------------------------
   Name:
   Title:


AT&T CORP., a New York corporation


By:   /s/
   ------------------------------------
   Name:
   Title:

                                    ANNEX I
                              REGISTRATION RIGHTS
                              -------------------


 1.   Piggyback Registration Rights.
      -----------------------------

     (a)  Right to Piggyback. Subject to Sections 1(b) and 1(c) below, whenever
          ------------------
the Corporation proposes to register any shares of Common Stock (or securities convertible into or exercisable or exchangeable for, or options to purchase, Common Stock) with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") (other than pursuant to an initial public offering or a registration on Form S-4 or S-8, or any successor forms thereto) (a "Piggyback Registration"), the Corporation (i) will give written notice to AT&T, so long as AT&T holds Registrable Securities (as defined below), at least 30 days prior to the anticipated filing date, of its intention to effect such a registration, which notice will specify the proposed offering price, the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and (ii) will, subject to
Section 1(c) below, include in such Piggyback Registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 20 days after the date of the Corporation's notice. Except as may otherwise be provided herein, Registrable Securities with respect to which such request for registration has been received will be registered by the Corporation and offered to the public in a Piggyback Registration pursuant to this Annex on terms and conditions at least as favorable as those applicable to the registration of shares of Common Stock to be sold by the Corporation and by any other person selling under such Piggyback Registration.

     (b)  Number of Piggyback Registrations. AT&T shall be entitled to unlimited
          ---------------------------------
Piggyback Registrations.

     (c)  Priority on Piggyback Registrations. If the managing underwriter or
          -----------------------------------
underwriters, if any, advise AT&T in writing that in its or their reasonable opinion or, in the case of a Piggyback Registration not being underwritten, the Corporation shall reasonably determine (and notify AT&T of such determination), after consultation with an investment banker of nationally recognized standing, that the number or kind of securities proposed to be sold in such registration (including Registrable Securities to be included pursuant to Section 1(a) above) is inconsistent with that which can be sold in such registration without having a material effect on the success of the offering (including, without limitation, an impact on the selling price or the number of securities that any participant may sell), the Corporation will include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters, or the Corporation, as the case may be, can be sold as follows: (i) first, the shares the Corporation proposes to sell, (ii) second, the Common Stock requested to be included in such registration by the "Holders" under the Corporation's Stockholders Agreement, as amended from time to time, (iii) third, shares of Common Stock requested to be included in such registration statement by stockholders pursuant to the conversion of any shares of preferred stock or debt of the Corporation, in each case, sold after the date hereof, and (iv) fourth, the Registrable Securities requested to be included in such registration by AT&T and other holders of common stock of the Corporation which possess at least as favorable registration rights as AT&T.

     (d)  Selection of Underwriters. If any Piggyback Registration is an
          -------------------------
underwritten offering, the Corporation will (i) select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing, and (ii) determine the terms under which such underwriting shall take place.

     (e)  Withdrawal and Postponement. If, at any time after giving written
          ---------------------------
notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Corporation shall determine for any reason not to register or to delay registration of such equity securities, the Corporation may, at its election, give written notice of such determination to AT&T and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities requested by AT&T to be included therein for the same period as the delay in registering such other equity securities.

2.   Restrictions on Public Sale.  To the extent not inconsistent with
     ---------------------------
applicable law, (i) AT&T agrees not to effect any public sale or distribution of Common Shares, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the 180-day period (or such shorter period as may be consented to by the managing underwriter or underwriters, and the Corporation agrees to use its best efforts to cause any such consent granted by any underwriter to be made available to all other holders of Registrable Securities on a ratable basis) following its initial public offering (whether or not a Qualified IPO (as defined below)), and (ii) AT&T, if its Registrable Securities are included in a Registration Statement (as defined below) hereunder, if requested by the managing underwriter or underwriters for such Piggyback Registration, agrees not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the 15 business days prior to, and during the 90-day period (or such shorter period as may be consented to by such underwriter or underwriters, which consent, if granted, will be made available to all other holders of Registrable Securities on a ratable basis) following the effective date of a Registration Statement pursuant to such Piggyback Registration (except, in the case of clauses (i) and (ii), as part of such Piggyback Registration).

3.   Registration Expenses.
     ---------------------

     (a)  Generally. All expenses incident to the Corporation's performance of
          ---------
or compliance with this Annex I will be borne by the Corporation, including, without limitation, all registration and filing fees, the fees and expenses of the counsel and accountants for the Corporation (including the expenses of any "cold comfort" letters and special audits required by or incident to the performance of such persons), all other costs and expenses of the Corporation incident to the preparation, printing and filing under the Securities Act of the registration statement (the "Registration Statement") (and all amendments and supplements thereto) and furnishing copies thereof and of the prospectus (the "Prospectus") included therein, the costs and expenses incurred by the Corporation in connection with the qualification of the Registrable Securities under the state securities or "Blue Sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), the costs and expenses of listing the Registrable Securities for trading on a national securities exchange or authorizing them for trading on the NASDAQ National Market System and all other costs and expenses incurred by the Corporation in connection with any Piggyback Registration hereunder; provided, however, that the Corporation shall not bear
                        --------  -------
the costs and expenses of AT&T for underwriters' commissions, brokerage fees or transfer taxes, or, the fees and expenses of any counsel, accountants or other representative retained by AT&T.

4.   Indemnification.
     ---------------

     (a)  Indemnification by the Corporation. The Corporation agrees to
          ----------------------------------
indemnify, to the full extent permitted by law, AT&T, its officers, directors and agents and each person who controls AT&T within the meaning of the Securities Act and the Exchange Act (each, an "Indemnified Holder"), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus, or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of a Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statement or omission is caused by any information with respect to such Indemnified Holder furnished in writing to the Corporation by such Indemnified Holder or its representative expressly for use therein. The Corporation shall take commercially reasonable steps necessary in order to cause AT&T to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons or entities so furnished in writing by such persons or entities or their representatives specifically for inclusion in any Registration Statement, Prospectus or preliminary Prospectus.

     (b)  Indemnification by AT&T. In connection with any Piggyback Registration
          -----------------------
in which AT&T participates, AT&T will furnish to the Corporation in writing such information with respect to it as the Corporation reasonably requests for use in connection with any Registration Statement, Prospectus or preliminary Prospectus, and agrees to indemnify, to the full extent permitted by law, the Corporation, the directors and officers of the Corporation signing the Registration Statement and each person who controls the Corporation (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement, Prospectus or preliminary Prospectus (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, and only to the extent, that such untrue statement or omission is caused by any information with respect to AT&T so furnished in writing by it or its representative specifically for inclusion therein. In no event shall the liability of AT&T be greater in amount than the dollar amount of the net proceeds (after deducting commissions and expenses) received by AT&T upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Corporation shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons or entities so furnished in writing by such persons or entities or their representatives specifically for inclusion in any Registration Statement, Prospectus or preliminary Prospectus.

     (c)  Conduct of Indemnification Proceedings. Any person or entity entitled
          --------------------------------------
to indemnification hereunder will (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Agreement; provided, however,
                                                            --------  -------
that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding
Section 4(a) or 4(b), as applicable, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to the entry of any judgment or to enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

     (d)  Contribution. If for any reason the indemnification provided for in
          ------------
the preceding Section 4(a) or 4(b), as applicable, is unavailable to an indemnified party as contemplated by such Section, then the indemnifying party, in lieu of indemnification, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations; provided, however, that AT&T
                                                --------  -------
shall not be required to contribute in an amount greater than the difference between the net proceeds received by AT&T with respect to the sale of Registrable Securities and all amounts already contributed by AT&T with respect to such claims, including amounts paid for any legal or other fees or expenses incurred by AT&T and amounts paid or incurred by AT&T pursuant to Section 4(b).

5.   Participation in Underwritten Registrations. AT&T may not participate
     -------------------------------------------
in any underwritten registration hereunder unless AT&T (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Corporation, and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

6.   Definitions.  The following terms shall have the following meanings:
     -----------

     "Qualified IPO" shall mean the closing of a firm commitment underwritten public offering of the Corporation's Common Stock under the Securities Act which results in gross proceeds to the Corporation of not less than $50 million at an offering price per share of Common Stock of not less than $22.88 (subject to appropriate adjustment to reflect any stock splits, reverse splits or similar recapitalizations affecting shares of Common Stock, including the proposed three-for-one stock split).

     "Registrable Securities" shall mean the shares of Common Stock held by AT&T, and any shares issued in respect thereof; provided, however, that a
                                                --------  -------
Registrable Security shall cease to be a Registrable Security at such time that
(i) the Registrable Security has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it or (ii) has been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act and any legend required under federal or state securities laws has been removed from the certificate representing such Registrable Security, or (iii) the Security may be sold pursuant to Rule 144(k), or (iv) when all the Registrable Securities may be sold within a three month period pursuant to Rule 144.

7.   Assignment of Rights. AT&T may assign its rights to participate in any
     --------------------
Piggyback Registration a maximum of one time in connection with the Transfer to an Affiliate of AT&T of any Registrable Securities, and AT&T (to the extent it holds Registrable Securities) and such assignee shall have the rights set forth in this Annex I, provided that such assignee agrees to be bound by the obligations set forth herein applicable to a holder of Registrable Securities.